UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 27, 2004
                                                          --------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004 providing for the issuance of GSAMP Trust 2004-SEA2 Mortgage Pass-Through Certificates, Series 2004-SEA2)
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(Exact name of registrant as specified in its charter)


           Delaware                333-100818-41              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2004-SEA2 Mortgage Pass-Through Certificates, Series 2004-SEA2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among GS Mortgage Securities Corp., as depositor, Ocwen Federal Bank FSB, servicer, Bank One, N.A., as servicer and responsible party, and JPMorgan Chase Bank, as trustee and backup servicer.

     On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SEA2
Mortgage Pass-Through Certificates, Series 2004-SEA2
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity, but solely as Trustee and Backup Servicer under the Agreement referred to herein

Date: December 30, 2004        By: /s  Thomas Venusti
                            --------------------------------------------
                               Thomas Venusti
                               Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004




                             GSAMP Trust 2004-SEA2
              Mortgage Pass-Through Certificates, Series 2004-SEA2
                                 December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                         Realized     Deferred    Principal
Class          Value       Balance             Principal      Interest       Total           Losses       Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1       52,000,000.00      43,996,759.92    1,326,290.03       96,609.55     1,422,899.58     0.00        0.00       42,670,469.89
A2A     355,360,000.00     290,041,248.23   10,824,567.07      616,901.62    11,441,468.69     0.00        0.00      279,216,681.16
A2B      69,040,000.00      69,040,000.00            0.00      162,301.53       162,301.53     0.00        0.00       69,040,000.00
M1       46,554,000.00      46,554,000.00            0.00      113,449.51       113,449.51     0.00        0.00       46,554,000.00
M2       43,450,000.00      43,450,000.00            0.00      128,334.40       128,334.40     0.00        0.00       43,450,000.00
M3       15,518,000.00      15,518,000.00            0.00       50,511.09        50,511.09     0.00        0.00       15,518,000.00
M4       10,863,000.00      10,863,000.00            0.00       39,100.76        39,100.76     0.00        0.00       10,863,000.00
M5        9,931,000.00       9,931,000.00            0.00       39,166.76        39,166.76     0.00        0.00        9,931,000.00
B1       11,794,000.00      11,794,000.00            0.00       62,763.74        62,763.74     0.00        0.00       11,794,000.00
B2        6,207,000.00       6,207,000.00            0.00       33,031.58        33,031.58     0.00        0.00        6,207,000.00
R1                0.00               0.00            0.00            0.00             0.00     0.00        0.00                0.00
UT_R              0.00               0.00            0.00            0.00             0.00     0.00        0.00                0.00
TOTALS  620,717,000.00     547,395,008.15   12,150,857.10    1,342,170.54    13,493,027.64     0.00        0.00      535,244,151.05

AIO     220,093,000.00     170,707,000.00            0.00      711,279.17       711,279.17     0.00        0.00      162,244,000.00
X       620,717,742.11     550,498,596.86            0.00    2,026,165.25     2,026,165.25     0.00        0.00      538,347,739.76
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                        Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1      36228F5V4       846.09153692    25.50557750     1.85787596    27.36345346      820.58595942     A1           2.550000 %
A2A     36228F5W2       816.18991510    30.46084835     1.73599060    32.19683895      785.72906675     A2A          2.470000 %
A2B     36228F5X0     1,000.00000000     0.00000000     2.35083329     2.35083329    1,000.00000000     A2B          2.730000 %
M1      36228F5Z5     1,000.00000000     0.00000000     2.43694441     2.43694441    1,000.00000000     M1           2.830000 %
M2      36228F6A9     1,000.00000000     0.00000000     2.95361105     2.95361105    1,000.00000000     M2           3.430000 %
M3      36228F6B7     1,000.00000000     0.00000000     3.25500000     3.25500000    1,000.00000000     M3           3.780000 %
M4      36228F6C5     1,000.00000000     0.00000000     3.59944398     3.59944398    1,000.00000000     M4           4.180000 %
M5      36228F6D3     1,000.00000000     0.00000000     3.94388883     3.94388883    1,000.00000000     M5           4.580000 %
B1      36228F6E1     1,000.00000000     0.00000000     5.32166695     5.32166695    1,000.00000000     B1           6.180000 %
B2      36228F6F8     1,000.00000000     0.00000000     5.32166586     5.32166586    1,000.00000000     B2           6.180000 %
TOTALS                  881.87532829    19.57551847     2.16229061    21.73780908      862.29980982

AIO     36228F5Y8       775.61303631     0.00000000     3.23172100     3.23172100      737.16110917     AIO          5.000000 %
X       36228F6G6       886.87427395     0.00000000     3.26422964     3.26422964      867.29877888     X            0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com

                    ---------------------------------------

Sec. 4.03(i)    Principal Allocation
                                        Total                                                                     12,150,857.10
                                                              Principal Prepayments                               11,540,540.24
                                                              Liquidation Proceeds                                         0.00

Sec. 4.03(ii)   Interest Allocation
                                        Total                                                                      4,079,614.96
                                                              Unpaid Interest Paid                                         0.00
                                                              Unpaid Interest Remaining                                    0.00
                                                              Basis Carry Forward Amount                                   0.00
                                                              Basis Carry Forward Amount Paid                              0.00

Sec. 4.03(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class A2A
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class A2B
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class AIO
                                                              Interest Shortfall                                           0.00

                                        Class M1
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M2
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M3
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M4
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M5
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class B1
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class B2
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

Sec. 4.03(v)    Ending Pool Stated Principal Balance                                                             538,347,739.76

Sec. 4.03(vi)   Servicing Fees Paid                                                                                  251,942.77

Sec. 4.03(viii) Advances                                                                                                   0.00
                                        Current Period Advances                                                            0.00
                                        Outstanding Advances                                                               0.00

Sec. 4.03(ix)                                                                                                              0.00
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                            Group 1
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           0-30 days               5,024           348,307,962.13                 64.70 %
                                           31-60 days                526            43,334,414.25                  8.05 %
                                           61-90 days                320            29,153,280.41                  5.42 %
                                           91+days                   546            49,784,876.91                  9.25 %
                                            Total                  6,416           470,580,533.70                 87.42 %

Sec. 4.03(xi, xi)REO Loans
                                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   9              898,145.18                  0.17 %

                                        Market Value of REO Loans                                                             0.00

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  387           30,864,554.64                  5.73 %

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  438           36,004,506.24                  6.69 %

Sec. 4.02(x)    12 Month Scheduled Payments
                           1st Preceding Month
                                                 Scheduled Monthly Payments on all Loans                          4,986,903.06
                                                 Scheduled Monthly Payments on 60+ Day Delinquent Loans             726,349.81

                           2nd Preceding Month
                                                 Scheduled Monthly Payments on all Loans                           5,451,189.75
                                                 Scheduled Monthly Payments on 60+ Day Delinquent Loan               256,615.57

                           3rd Preceding Month
                                                 Scheduled Monthly Payments on all Loans                          5,210,094.69
                                                 Scheduled Monthly Payments on 60+ Day Delinquent Loans             364,797.51

                           4th Preceding Month
                                                 Scheduled Monthly Payments on all Loans                          5,731,319.58
                                                 Scheduled Monthly Payments on 60+ Day Delinquent Loans             428,107.82

                           5th Preceding Month
                                                 Scheduled Monthly Payments on all Loans                          5,289,365.54
                                                 Scheduled Monthly Payments on 60+ Day Delinquent Loans             337,028.61

                           6th Preceding Month
                                                 Scheduled Monthly Payments on all Loans                          5,592,505.60
                                                 Scheduled Monthly Payments on 60+ Day Delinquent Loans           1,144,079.11



Sec. 4.03(xiii) Trigger Event                                                                                                  NO

Sec. 4.03(xiv)  Excess Reserve Fund Account Balance                                                                          0.00

Sec. 4.03(xv)   Realized Losses
                                        Current Losses                                                                    29,432.01
                                        Cumulative Losses                                                                 46,546.46

Sec. 4.03(xvi)  Net Monthly Excess Cashflow                                                                            2,055,597.26
                                        Appled Realized Losses Paid                                                       29,432.01
                                        Unpaid Interest Amounts Paid                                                           0.00

Sec. 4.03(xvii) Overcollateralization
                                        Overcollateralization Amount                                                   3,103,588.71
                                        Specified Overcollateralization Amount                                         3,103,588.71

Sec. 4.03(xviii)Interest Cap Payments                                                                                          0.00

Sec. 4.03(xix)  Cumulative Loss Percentage                                                                                 0.0001 %

Sec. 4.03(xx)   Class X Distribution                                                                                   2,026,165.25

Sec. 4.03(xxi)  Subsequent Recoveries

Back-Up Servicer Fee Paid                                                                                                 13,762.46
Trustee Paid                                                                                                               9,174.98


Relief Act Reductions
                Total                                                                                                          0.00
                                        Class A1 Interest Reduction                                                            0.00
                                        Class A2A Interest Reduction                                                           0.00
                                        Class A2B Interest Reduction                                                           0.00
                                        Class AIO Interest Reduction                                                           0.00
                                        Class M1 Interest Reduction                                                            0.00
                                        Class M2 Interest Reduction                                                            0.00
                                        Class M3 Interest Reduction                                                            0.00
                                        Class M4 Interest Reduction                                                            0.00
                                        Class M5 Interest Reduction                                                            0.00
                                        Class B1 Interest Reduction                                                            0.00
                                        Class B2 Interest Reduction                                                            0.00
Net PPIS Reductions
                Total                                                                                                          0.00
                                        Class A1 Interest Reduction                                                            0.00
                                        Class A2A Interest Reduction                                                           0.00
                                        Class A2B Interest Reduction                                                           0.00
                                        Class AIO Interest Reduction                                                           0.00
                                        Class M1 Interest Reduction                                                            0.00
                                        Class M2 Interest Reduction                                                            0.00
                                        Class M3 Interest Reduction                                                            0.00
                                        Class M4 Interest Reduction                                                            0.00
                                        Class M5 Interest Reduction                                                            0.00
                                        Class B1 Interest Reduction                                                            0.00
                                        Class B2 Interest Reduction                                                            0.00



                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.